UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 26, 2004

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                 1-13648              13-257-8432
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02 Results of Operations and Financial Condition

     On October 26, 2004, Balchem Corporation, reported earnings for its third quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     99.1 Press Release of Balchem Corporation dated October 26, 2004, reporting its financial results for the third quarter of 2004.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                            BALCHEM CORPORATION


                                            By:/s/ Dino A. Rossi
                                            -------------------------
                                            Dino A. Rossi, President,
                                            Chief Executive Officer



Dated: October 26, 2004



EXHIBIT INDEX

Exhibit
No.               Description

99.1 Press Release of Balchem Corporation dated October 26, 2004, reporting its financial results for the third quarter of 2004.